Fees Summary	Sep. 08, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 621,000,000
Previously Paid Amount	15,310
Total Fee Amount	95,075.1
Total Offset Amount	0
Net Fee	$ 79,765.1